united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22756

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

1445 Research Blvd, Suite 530, Rockville, MD 20850

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2734

Date of fiscal year end: 12/31

Date of reporting period: 12/31/23

Item 1. Reports to Stockholders. [Insert annual or semi-annual report.]

Annual Report

December 31, 2023

Investor Class Shares (QGLDX)

Advisor Class Shares (QGLCX)

1-855-650-QGLD(7453)

www.advisorspreferred.com

December 31, 2023

Dear Shareholders,

This Annual Report for The Gold Bullion Strategy Fund (“Fund”) covers the period from January 1, 2023 to December 31, 2023. Flexible Plan Investments, Ltd. serves as the sub-advisor to The Gold Bullion Strategy Fund. During the period, the Fund’s Investor Class shares returned 10.32%, compared with a return of 12.82% in the S&P GSCI Gold Index, while the S&P 500 TR Index returned 26.29%. The sub-index of the S&P GSCI provides investors with a reliable and publicly available benchmark tracking the COMEX gold future.

Gold’s positive performance during the period was largely driven by demand from global central banks, its traditional use as a hedge by investors, and a weaker U.S. dollar. Efforts to stabilize balance sheets led central banks to accumulate the asset at elevated levels during the period. Additionally, events like the banking crisis in March, continued and escalating geopolitical conflict, and concerns about the level of U.S. debt prompted investors to add gold to their portfolios as a risk hedge. The period also proved not be an exception of the historical trend of gold moving inversely versus the U.S. dollar.

The Gold Bullion Strategy Fund seeks returns that reflect the daily performance of the price of gold bullion and, as such, is a vehicle for investors to capture potential returns resulting from those movements. To meet its goal, the Fund utilizes gold bullion-related futures contracts and exchange-traded funds (ETFs). Additionally, in an effort to reflect the daily performance of the price of gold bullion net of fees, the Fund invests in investment-grade fixed income corporate notes and bonds, with an objective of generating interest income to partially offset those fees. The Fund’s underperformance versus the S&P GSCI Gold Index for the period can largely be attributed to unfavorable effects from rising interest rates and fund expenses.

The Fund continues to endeavor to execute its strategy consistently, regardless of the market environment or perceived outlook for gold. As always, the advisor and sub-advisor reiterate the value of gold in portfolios as a diversifier given its historically low correlation to most other asset classes.

We encourage our investors to maintain a long-term perspective as the market reacts to inevitable challenges and opportunities. As an asset class, gold historically has been uncorrelated with other asset classes and tended to provide a valuable hedge to investor portfolios in times of market volatility or economic and geopolitical uncertainty. We thank you for your confidence in The Gold Bullion Strategy Fund and its potential to help you achieve your financial goals.

Best regards,

Jerry Wagner	Catherine Ayers-Rigsby

Flexible Plan Investments, Ltd.	Advisors Preferred

The Gold Bullion Strategy Fund
Portfolio Review (Unaudited)
December 31, 2023

The Fund’s performance figures* for the year ended December 31, 2023, as compared to its benchmarks:

		Annualized
	One Year	Five Years	Ten Years
The Gold Bullion Strategy Fund - Investor Class	10.32%	6.60%	2.90%
The Gold Bullion Strategy Fund - Advisor Class	9.68%	5.97%	—
S&P 500 Total Return Index **	26.29%	15.69%	12.03%
S&P GSCI Gold Index***	12.82%	8.88%	4.70%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s Investor and Advisor Class total fund operating expense ratio including acquired fund fees and expenses (AFFE), as provided in the Fund’s prospectus dated May 1, 2023, was 1.39% and 1.99%, respectively. For performance information current to the most recent month-end, please call 1-855-650-7453. Investors should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains these as well as other information about the Fund and should be read carefully before investing. A prospectus or summary prospectus may be obtained free of charge by calling toll-free 1-855-650-7453.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

***	The S&P GSCI Gold Index, a sub-index of the S&P GSCI, provides investors with a reliable and publicly available benchmark tracking the COMEX gold future. The index is designed to be tradable, readily accessible to market participants, and cost efficient to implement. Investors cannot directly invest in an index.

Comparison of the Change in Value of a $10,000 Investment

Past performance is not necessarily indicative of future results.

As of December 31, 2023, the Fund’s holdings by types of investments are as follows:

Holdings by Type of Investment ǂ:	% of Net Assets
Exchange Traded Funds:
Fixed Income Funds	7.0%
Commodity Fund	0.8%
Certificate of Deposit	12.8%
Corporate Bonds	20.8%
U.S. Government & Agencies	3.5%
Short-Term Investments	31.4%
Collateral for Securities Loaned	0.1%
Other Assets In Excess of Liabilities	23.6%
100.0%

ǂ	The Holdings by Type of Investment detailed do not include derivative exposure.

Please refer to the Consolidated Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

THE GOLD BULLION STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 7.8%
	COMMODITY - 0.8%
4,856	SPDR Gold Shares(a),(b)	$928,467

	FIXED INCOME — 7.0%
80,000	iShares 0-3 Month Treasury Bond ETF	8,021,600

	TOTAL EXCHANGE-TRADED FUNDS (Cost $8,918,706)	8,950,067

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	CORPORATE BONDS — 20.8%
	AUTOMOTIVE — 0.8%
1,000,000	Toyota Motor Credit Corporation	0.5000	06/18/24	977,138

	BANKING — 2.6%
1,000,000	Canadian Imperial Bank of Commerce	3.1000	04/02/24	993,721
1,000,000	Mitsubishi UFJ Financial Group, Inc.	3.4070	03/07/24	995,991
1,000,000	PNC Financial Services Group, Inc.	3.9000	04/29/24	994,409
				2,984,121
	DIVERSIFIED INDUSTRIALS — 0.9%
1,000,000	General Electric Company	3.4500	05/15/24	991,561

	ELECTRIC UTILITIES — 1.7%
1,000,000	Enel Generacion Chile S.A.(f)	4.2500	04/15/24	995,182
1,000,000	WEC Energy Group, Inc.	0.8000	03/15/24	989,923
				1,985,105
	ENTERTAINMENT CONTENT — 0.9%
1,000,000	Walt Disney Company	7.7500	01/20/24	1,000,722

	GAS & WATER UTILITIES — 0.8%
1,000,000	Thomson Reuters Corporation	3.8500	09/29/24	985,364

	INSTITUTIONAL FINANCIAL SERVICES — 1.9%
1,000,000	Bank of New York Mellon Corporation	0.5000	04/26/24	984,282
264,000	Brookfield Finance, Inc. (f)	4.0000	04/01/24	262,818
1,000,000	Goldman Sachs Group, Inc.	0.8000	03/25/24	984,065
				2,231,165

The accompanying notes are an integral part of these consolidated financial statements.

THE GOLD BULLION STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 20.8% (Continued)
	MACHINERY — 0.8%
1,000,000	Parker-Hannifin Corporation	2.7000	06/14/24	$987,176

	MEDICAL EQUIPMENT & DEVICES — 0.9%
1,000,000	Becton Dickinson and Company	3.3630	06/06/24	990,620

	OIL & GAS SERVICES & EQUIPMENT — 0.9%
1,000,000	Schlumberger Holdings Corporation(c)	3.7500	05/01/24	993,046

	REAL ESTATE INVESTMENT TRUSTS — 0.9%
1,000,000	Welltower OP, LLC	3.6250	03/15/24	993,414

	RETAIL - CONSUMER STAPLES — 0.9%
1,000,000	7-Eleven, Inc.(c)	0.8000	02/10/24	994,398

	SPECIALTY FINANCE — 1.7%
2,000,000	Federal National Mortgage Association	5.2500	02/17/26	2,002,157

	TECHNOLOGY HARDWARE — 1.7%
1,000,000	Apple, Inc.	3.0000	02/09/24	997,093
1,000,000	Hewlett Packard Enterprise Company	1.4500	04/01/24	989,194
				1,986,287
	TECHNOLOGY SERVICES — 0.8%
1,000,000	International Business Machines Corporation	3.0000	05/15/24	991,173

	TELECOMMUNICATIONS — 0.9%
1,000,000	Verizon Communications, Inc.	0.7500	03/22/24	989,343

	TRANSPORTATION & LOGISTICS — 1.7%
1,000,000	Ryder System, Inc.	3.6500	03/18/24	995,265
1,000,000	Union Pacific Corporation	3.6460	02/15/24	997,338

The accompanying notes are an integral part of these consolidated financial statements.

THE GOLD BULLION STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 20.8% (Continued)
	TRANSPORTATION & LOGISTICS — 1.7% (continued)
				1,992,603
	TOTAL CORPORATE BONDS (Cost $24,346,831)			24,075,393

	U.S. GOVERNMENT & AGENCIES — 3.5%
	GOVERNMENT OWNED, NO GUARANTEE — 1.8%
2,000,000	Federal Home Loan Mortgage Corporation	5.6250	03/13/26	$1,996,271

	GOVERNMENT SPONSORED — 1.7%
2,000,000	Federal Home Loan Banks	5.3000	08/15/25	1,993,698

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $4,000,000)			3,989,969

	CERTIFICATE OF DEPOSIT — 12.8%
	AUTOMOTIVE - 0.8%
1,000,000	BMW Bank of North America	0.5500	07/30/24	974,122

	BANKING - 12.0%
1,000,000	Bellco Credit Union	5.1500	02/24/25	1,000,700
1,000,000	Burke & Herbert Bank & Trust Company	4.6000	02/06/26	994,493
1,000,000	Charles Schwab Bank SSB	4.7500	02/02/24	999,448
1,000,000	Connexus Credit Union	5.5000	06/28/24	1,001,593
1,000,000	Greenstate Credit Union	0.5000	07/19/24	975,080
1,000,000	Local Government Federal Credit Union	4.9000	02/12/24	999,457
1,000,000	Oregon Community Credit Union	5.4500	06/20/24	1,001,208
1,000,000	State Bank of India	0.6000	08/30/24	970,657
1,000,000	Synchrony Bank	0.6500	09/17/24	969,034
1,000,000	Texas Exchange Bank SSB	0.5000	07/09/24	976,256
1,000,000	Toyota Financial Savings Bank	0.5500	08/05/24	973,382
1,000,000	UBS Bank USA	0.5500	08/12/24	972,429
1,000,000	Valley Strong Credit Union	5.1000	02/10/25	999,973
1,000,000	Wells Fargo Bank NA	4.7500	02/06/24	999,382
				13,833,092
	TOTAL CERTIFICATE OF DEPOSIT (Cost $14,999,368)			14,807,214

The accompanying notes are an integral part of these consolidated financial statements.

THE GOLD BULLION STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

	Coupon Rate
Shares	(%) Maturity	Fair Value
	SHORT-TERM INVESTMENTS — 31.4%
	MONEY MARKET FUNDS - 31.4%
23,742,722	Fidelity Government Portfolio, Class I, 5.24%(d)	$23,742,722
12,563,014	First American Government Obligations Fund, Class Z, 5.24%(b),(d)	12,563,014
	TOTAL MONEY MARKET FUNDS (Cost $36,305,736)	36,305,736

	TOTAL SHORT-TERM INVESTMENTS (Cost $36,305,736)	36,305,736

Units
	COLLATERAL FOR SECURITIES LOANED — 0.1%
164,828	Mount Vernon Liquid Assets Portfolio, LLC, 5.61%(d),(e)	164,828
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $164,828)

	TOTAL INVESTMENTS – 76.4% (Cost $88,735,469)	$88,293,207
	OTHER ASSETS IN EXCESS OF LIABILITIES - 23.6%	27,200,741
	NET ASSETS - 100.0%	$115,493,948

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount	Unrealized Appreciation
576	COMEX Gold 100 Troy Ounces Future(b)	02/27/2024	$119,399,040	$2,226,130

ETF	- Exchange-Traded Fund

LLC	- Limited Liability Company

REIT	- Real Estate Investment Trust

S/A	- Société Anonyme

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of this investment is a holding of the GBSF Fund Ltd.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023 the total market value of 144A securities is $1,987,444 or 1.7% of net assets.

(d)	Rate disclosed is the seven-day effective yield as of December 31, 2023.

(e)	Security purchased with cash proceeds of securities lending collateral.

(f)	All or a portion of the security is on loan. Total loaned securities had a value of $161,562 at December 31, 2023.

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Consolidated Statement of Assets and Liabilities
December 31, 2023

ASSETS
Investment securities:
At cost	$88,735,469
At value (a)	$88,293,207
Cash	26,212,547
Unrealized appreciation on futures contracts	2,226,130
Deposit with broker for futures contracts	2,357,968
Dividends and interest receivable	636,582
Receivable for Fund shares sold	388,941
Prepaid expenses and other assets	31,520
TOTAL ASSETS	120,146,895

LIABILITIES
Payable for Fund shares repurchased	4,277,742
Collateral on securities loaned (See note 10)	164,828
Investment advisory fees payable	78,085
Payable for investments purchased	55,130
Payable to related parties	35,066
Distribution (12b-1) fees payable	26,540
Shareholder service fees payable	15,556
TOTAL LIABILITIES	4,652,947
NET ASSETS	$115,493,948

Composition of Net Assets:
Paid in capital	$119,973,659
Accumulated deficit	(4,479,711)
NET ASSETS	$115,493,948

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$115,008,303
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	5,425,197
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$21.20
Advisor Class Shares:
Net Assets	$485,645
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	23,427
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$20.73

(a)	Includes loaned securities with a value of $161,562.

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Consolidated Statement of Operations
For the Year Ended December 31, 2023

INVESTMENT INCOME
Interest	$3,914,895
Dividends	390,605
Securities lending	28,483
TOTAL INVESTMENT INCOME	4,333,983

EXPENSES
Investment advisory fees	948,779
Distribution (12b-1) fees - Investor Class Shares	314,940
Distribution (12b-1) fees - Advisor Class Shares	5,198
Administrative service fees	231,239
Shareholder service fees - Investor Class Shares	188,964
Miscellaneous expenses	9,000
TOTAL EXPENSES	1,698,120

NET INVESTMENT INCOME	2,635,863

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gain from:
Investments	102,937
Futures contracts	7,966,383
Net Realized Gain on Investments and Futures Contracts	8,069,320

Net change in unrealized appreciation (depreciation) on:
Investments	1,229,204
Futures contracts	(1,788,227)
Net Change in Unrealized Depreciation on Investments and Futures Contracts	(559,023)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS	7,510,297

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,146,160

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Consolidated Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,635,863	$(162,644)
Net realized gain (loss) on investments and futures contracts	8,069,320	(10,260,884)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(559,023)	(38,017)
Net increase (decrease) in net assets resulting from operations	10,146,160	(10,461,545)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Investor Class	(10,780,642)	—
Advisor Class	(43,752)	—
Total distributions to shareholders	(10,824,394)	—

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Investor Class	274,676,061	339,717,662
Advisor Class	296,219	297,280
Reinvestment of dividends and distributions
Investor Class	10,607,126	—
Advisor Class	43,577	—
Payments for shares redeemed
Investor Class	(298,246,547)	(329,728,013)
Advisor Class	(433,054)	(400,794)
Net increase (decrease) from shares of beneficial interest transactions	(13,056,618)	9,886,135

NET DECREASE IN NET ASSETS	(13,734,852)	(575,410)

NET ASSETS
Beginning of year	129,228,800	129,804,210
End of year	$115,493,948	$129,228,800

SHARE ACTIVITY
Investor Class:
Shares Sold	12,342,679	15,748,075
Shares Reinvested	497,651	—
Shares Redeemed	(13,487,572)	(15,486,939)
Net increase (decrease) in shares of beneficial interest outstanding	(647,242)	261,136

Advisor Class:
Shares Sold	13,284	13,470
Shares Reinvested	2,092	—
Shares Redeemed	(19,682)	(19,530)
Net decrease in shares of beneficial interest outstanding	(4,306)	(6,060)

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Investor Class

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$21.19	$22.21	$23.69	$21.86	$21.43
Income (loss) from investment operations:
Net investment income (loss) (a)	0.46	(0.02)	(0.15)	(0.04)	0.18
Net realized and unrealized gain (loss)	1.71	(1.00)	(1.33)	4.22	3.38
Total income (loss) from investment operations	2.17	(1.02)	(1.48)	4.18	3.56
Less distributions:
Distributions from net investment income	(2.16)	—	—	(2.35)	(3.13)
Total distributions	(2.16)	—	—	(2.35)	(3.13)

Net asset value, end of year	$21.20	$21.19	$22.21	$23.69	$21.86

Total return (b)	10.32%	(4.59)%	(6.25)%	19.28%	16.95%
Net assets, end of year (in 000s)	$115,008	$128,654	$129,065	$123,107	$81,048
Ratios/Supplemental Data:
Ratio of net expenses to average net assets (c)	1.34%	1.31%	1.35%	1.43%	1.42%
Ratios of net investment income (loss) to average net assets (c,d)	2.09%	(0.11)%	(0.67)%	(0.17)%	0.79%
Portfolio turnover rate	26%	143%	162%	229%	190%

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total return assumes reinvestment of all distributions.

(c)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Advisor Class

	Year Ended December 31,
	2023	2022	2021	2020		2019
Net asset value, beginning of year	$20.73	$21.86	$23.46	$21.68		$21.28
Income (loss) from investment operations:
Net investment income (loss) (a)	0.32	(0.16)	(0.28)	(0.19)		0.05
Net realized and unrealized gain (loss)	1.68	(0.97)	(1.32)	4.18		3.36
Total income (loss) from investment operations	2.00	(1.13)	(1.60)	3.99		3.41
Less distributions:
Distributions from net investment income	(2.00)	—	—	(2.21)		(3.01)
Total distributions	(2.00)	—	—	(2.21)		(3.01)

Net asset value, end of year	$20.73	$20.73	$21.86	$23.46		$21.68

Total return (b)	9.68%	(5.17)%	(6.82)%	18.55	% (e)	16.32	% (e)
Net assets, end of year (in 000s)	$486	$575	$739	$359		$290
Ratios/Supplemental Data:
Ratio of net expenses to average net assets (c)	1.94%	1.91%	1.94%	2.03%		2.01%
Ratios of net investment income (loss) to average net assets (c,d)	1.46%	(0.77)%	(1.26)%	(0.76)%		0.20%
Portfolio turnover rate	26%	143%	162%	229%		190%

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total return assumes reinvestment of all distributions.

(c)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements
December 31, 2023

1.	ORGANIZATION

The Gold Bullion Strategy Fund (the “Fund”) is a diversified series of Advisors Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks returns that reflect the performance of the price of gold bullion. The Fund is a “fund of funds”, in that the Fund will generally invest in other investment companies.

The Fund currently offers two classes of shares, Investor and Advisor classes of shares each of which are offered at Net Asset Value (“NAV”). The Fund’s Investor class commenced operations on July 9, 2013 and the Advisor class commenced operations on April 19, 2016. The Fund may issue an unlimited number of shares of beneficial interest in one or more share classes. Generally, all shares of the Fund have equal rights and privileges, except for class-specific features, rights and expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class-specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

Securities Valuation – The Fund calculates its daily NAV per share at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. Fund securities are valued each day at the last quoted sales price on each security’s primary exchange, and securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations were readily available and not subject to restrictions against resale will be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean of the current bid and ask on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ price. Futures are valued at 4:00 p.m. Eastern Time or, in the absence of a settled price, at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

GBSF Fund Limited (“GBSF Ltd.”) is a wholly-owned and controlled foreign subsidiary of the Fund that can invest in gold-bullion related exchange-traded funds (“ETFs”), exchange traded notes (“ETNs”), physical gold bullion and derivatives. See “Consolidation of Subsidiary” for additional information.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Continued)
December 31, 2023

approved by the Trust’s Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Investment Companies – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors/trustees of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Units of Mount Vernon Liquid Assets Portfolio, LLC are not traded on or exchange and are valued at the investment company’s NAV per unit as provided by the Underlying Fund’s administrator.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Continued)
December 31, 2023

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2023 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Investments:
Exchange-Traded Funds	$8,950,067	$—	$—	$8,950,067
Corporate Bonds	—	24,075,393	—	24,075,393
U.S. Government & Agencies	—	3,989,969	—	3,989,969
Certificate of Deposit	—	14,807,214	—	14,807,214
Money Market Funds	36,305,736	—	—	36,305,736
Collateral for Securities Loaned	—	—	—	164,828	**
Total Investments	$45,255,803	$42,872,576	$—	$88,293,207
Assets*
Derivatives:
Futures Contracts	$2,226,130	$—	$—	$2,226,130
Total Assets	$47,481,933	$42,872,576	$—	$90,519,337

*	Refer to the Consolidated Schedule of Investments for industry classifications.

**	Investment valued using the NAV per share practical expedient. In accordance with Topic 820, the investment is excluded from the fair value hierarchy.

The Fund did not hold any Level 3 securities as of fiscal year end.

Consolidation of Subsidiary – The consolidated financial statements of the Fund include the accounts of GBSF Ltd., a wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. The Fund may invest up to 25% of its total assets in GBSF Ltd., which acts as an investment vehicle in order to affect certain investments consistent with the Fund’s investment objectives and policies. The subsidiary commenced operations on July 9, 2013 and is an exempted Cayman Islands company with limited liability.

A summary of the Fund’s investment in GBSF Ltd. is as follows:

	Inception Date	GBSF Ltd. Net Assets at	% of Net Assets at
	of GBSF Ltd.	December 31, 2023	December 31, 2023
GBSF Ltd.	7/09/2013	$18,064,498	15.64%

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Continued)
December 31, 2023

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken on returns filed. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year, the Fund did not incur any interest or penalties.

For tax purposes, GBSF Ltd. is an exempted Cayman Islands investment company. GBSF Ltd. has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, GBSF Ltd. is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, a portion of GBSF Ltd.’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	RISKS

Principal Investment Risk – As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Continued)
December 31, 2023

Fund’s net asset value and performance. The following risks apply to the Fund through its direct investments as well as indirectly through investments in Underlying Funds and the subsidiary (GBSF Ltd.).

General Market Risk – The risk that the value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the commodities and/or securities market generally. Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Cash Accounts – At times, the Fund may invest cash in a short-term deposit sweep vehicle program. Such deposits are in amounts at any such depositary institution not in excess of the Federal Deposit Insurance Corporation (“FDIC”) or National Credit Union Share Insurance Fund standard maximum deposit insurance amount such that funds are insured across the various banks or credit unions at which such funds are deposited. StoneCastle Cash Management, LLC (“StoneCastle”) provides ministerial deposit placement assistance to the Fund with respect to the Fund’s short-term deposit sweep vehicle program. These deposits are not custodied by StoneCastle. These amounts are included as Cash on the Consolidated Statement of Assets and Liabilities to the extent they are held by the Fund as of December 31, 2023.

Exchange-Traded Funds – The Fund may invest in ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Mutual Fund and ETN Risk – Mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Futures Contracts – The Fund is subject to commodity risk in the normal course of pursuing its investment objective. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of commodities, equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Derivatives Risk – Futures are subject to inherent leverage that may magnify Fund losses. These derivatives may not provide an effective substitute for gold bullion because changes in derivative prices may not track those of the underlying gold bullion. Also, over-the-counter forwards are subject to counterparty default risk.

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Continued)
December 31, 2023

Gold Risk – The price of Gold may be volatile and gold bullion-related ETFs, ETNs and derivatives may be highly sensitive to the price of Gold. The price of gold bullion can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2023, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $23,207,131 and $13,203,402, respectively.

5.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

The Fund’s policy is to recognize a gross asset or liability equal to the unrealized appreciation/(depreciation) on futures contracts. During the year ended December 31, 2023, the Fund was subject to a master netting arrangement. The following table shows additional information regarding the offsetting of assets and liabilities at December 31, 2023:

Gross Amounts Not Offset in the
Consolidated Statement of Assets
Assets: (A)				& Liabilities
Liabilities: (L)
	Gross Amounts	Gross Amounts	Net Amount of Asset
	Presented in the	Offset in the	or Liabilities
	Consolidated	Consolidated	Presented in the	Financial	Cash Collateral
	Statement of	Statement of Assets	Statement of Assets	Instruments	(Received) or
Description	Assets & Liabilities	& Liabilities	& Liabilities	Pledged	Pledged (1)	Net Amount
Futures Contracts (A)	$2,226,130	$—	$2,226,130	$—	$—	$2,226,130

(1)	Detailed collateral amounts are presented in the Consolidated Statement of Assets and Liabilities.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of December 31, 2023:

Derivative Investment Type	Location on the Consolidated Statement of Assets and Liabilities
Futures Contracts	Unrealized appreciation on futures contracts

At December 31, 2023, the fair value of the derivative instruments was as follows:

Liability Derivatives
Derivative Investment Type	Commodity Risk	Total
Futures Contracts	$2,226,130	$2,226,130

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended December 31, 2023:

Derivative Investment Type	Location on the Consolidated Statement of Operations
Futures Contracts	Net realized gain from futures contracts
Net change in unrealized depreciation on futures contracts

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Continued)
December 31, 2023

The following is a summary of the Fund’s realized gain (loss) and unrealized appreciation (depreciation) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended December 31, 2023:

Realized gain on derivatives recognized in the Consolidated Statement of Operations
Derivative Investment Type	Commodity Risk	Total
Futures Contracts	$7,966,383	$7,966,383

Change in unrealized depreciation on derivatives recognized in the Consolidated Statement of Operations
Derivative Investment Type	Commodity Risk	Total
Futures Contracts	$(1,788,227)	$(1,788,227)

The derivative instruments outstanding as of December 31, 2023 as disclosed in the Consolidated Schedule of Investments and in the Notes to Consolidated Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with the derivative instruments, see Note 3.

6.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisors Preferred LLC (“Advisor”), serves as investment adviser to the Fund. The Advisor has engaged Flexible Plan Investments, Ltd. (the “Sub-Advisor”) to serve as the sub-advisor to the Fund. Sub-Advisor expenses are the responsibility of the Advisor.

Pursuant to an advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets. Pursuant to the advisory agreement, the Advisor earned $948,779 in advisory fees for the year ended December 31, 2023.

Pursuant to a liquidity program administrator agreement with the Fund, the Advisor, provides a liquidity program administrator who, directs the operations of the Fund’s liquidity risk management program. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor out of pocket expenses and an annual fee of $9,000. The liquidity program administrator agreement became effective June 1, 2021. Pursuant to the liquidity program administrator agreement, the Advisor earned $9,000 in fees for the year ended December 31, 2023.

Ultimus Fund Solutions, LLC (“UFS”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agent services to the Fund as shown in the consolidated Statement of Operations under Administrative services fees. Under the terms of the Fund’s agreement with UFS, UFS pays for certain operating expenses of the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of UFS provide services to the Fund as follows:

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund. These expenses are the responsibility of UFS.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Investor and Advisor class at an annual rate of up to 0.25% and 1.00%, respectively, of their average daily net assets and is paid to Ceros Financial Services, Inc. (the “Distributor” or “Ceros”), a registered broker/dealer and an affiliate of the Advisor, and principal underwriter of the Fund, to provide compensation for ongoing shareholder servicing or services and-or maintenance of accounts, not otherwise required to be provided by the Advisor. The Plan is a

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Continued)
December 31, 2023

compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended December 31, 2023, pursuant to the Plan, Investor and Advisor Class shares paid $314,940 and $5,198, respectively.

The Board has adopted a Shareholder Servicing Plan (the “Servicing Plan”) on the Investor class. The Servicing Plan provides that a monthly service fee is calculated by the Fund at an annual rate of up to 0.15% (currently set at 0.15%), of its average daily net assets of the Investor class and is paid to Ceros to provide compensation for ongoing shareholder servicing or service and/or maintenance of accounts, not otherwise required to be provided by the Advisor. For the year ended December 31, 2023, Investor Class shares paid $188,964.

Each Trustee who is not an “interested person” of the Trust or Advisor is compensated at a rate of $72,000 per year plus $2,500 minimum per meeting for certain special meetings, which varies based on the matters submitted, as well as for reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. Interested trustees of the Trust are also officers or employees of the Advisor and its affiliates. The Advisor pays Trustee fees.

During the year ended December 31, 2023, Ceros executed trades on behalf of the Fund and received $779 in trade commissions.

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes including futures, and its respective gross unrealized appreciation and depreciation at December 31, 2023, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	Depreciation
$88,738,128	$5,755,478	$(3,974,269)	$1,781,209

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the years ended December 31, 2023, and 2022, was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2023	December 31, 2022
Ordinary Income	$10,824,394	$—
	$10,824,394	$—

As of December 31, 2023, the components of distributable earnings/(accumulated deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$—	$—	$—	$(4,932,207)	$(1,328,713)	$1,781,209	$(4,479,711)

The difference between book basis and tax basis undistributed net investment income/(loss), unrealized appreciation and accumulated realized losses is primarily attributable to the tax deferral of losses on wash and tax adjustments for the Fund’s holding in GBSF Ltd.

In addition, the amount listed under other book/tax differences for the Fund is primarily attributable to tax adjustments for the Fund’s holding in GBSF Ltd.

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Continued)
December 31, 2023

At December 31, 2023, the Fund had capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

			CLCF
Short-Term	Long-Term	Total	Utilized
$2,066,997	$2,865,210	$4,932,207	$—

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions and tax adjustments for the Fund’s holding in GBSF Ltd., resulted in reclassifications for the year ended December 31, 2023, as follows:

Paid In	Accumulated
Capital	Deficit
$(31,739)	$31,739

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)(9) of the 1940 Act. As of December 31, 2023, Axos Clearing LLC held approximately 51% of the Fund, for the benefit of its customers.

10.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement (the “Agreement”) with U.S. Bank (the “Lending Agent”). Under the terms of the Agreement, the Fund is authorized to loan securities to the Lending Agent. In exchange, the Fund receives cash and “non-cash” or “securities” collateral in the amount of at least 105% of the value of any loaned securities that are foreign securities or 102% of the value of any other loaned securities marked-to-market daily. Loans shall be marked to market daily and the margin restored in the event collateralization is below 100% of the value of securities loaned. The value of securities loaned is disclosed in a footnote on the Consolidated Statement of Assets and Liabilities and on the Consolidated Schedule of Investments. Securities lending income is disclosed in the Fund’s Consolidated Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the Lending Agent fails to return the securities on loan. The Fund’s cash collateral received in securities lending transactions is invested in the Mount Vernon Liquid Assets Portfolio, LLC, a privately offered liquidity fund, as presented below. The investment objective is to seek to maximize current income to the extent consistent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit.

As of December 31, 2023, the Fund loaned securities which were collateralized by short-term investment securities or cash and cash equivalents. The value of securities on loan and the value of the related overnight and continuous collateral were $161,562 and $164,828, respectively.

11.	RECENT REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Gold Bullion Strategy Fund and
Board of Trustees of Advisors Preferred Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of The Gold Bullion Strategy Fund (the “Fund”), a series of Advisors Preferred Trust, as of December 31, 2023, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Advisors Preferred, LLC since 2012.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
February 28, 2024

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

The Gold Bullion Strategy Fund
Expense Example (Unaudited)
December 31, 2023

As a shareholder of The Gold Bullion Strategy Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in The Gold Bullion Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023, through December 31, 2023.

Table 1. Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Table 2. Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on The Gold Bullion Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Table 1

	Annualized	Beginning	Ending	Expenses Paid During
Actual	Expense	Account Value	Account Value	Period *
Expenses	Ratio	7/1/2023	12/31/2023	7/1/2023-12/31/2023
Investor Class	1.35%	$1,000.00	$1,062.90	$7.02
Advisor Class	1.94%	$1,000.00	$1,059.60	$10.07

Table 2

Hypothetical	Annualized	Beginning	Ending	Expenses Paid During
(5% return before	Expense	Account Value	Account Value	Period *
expenses)	Ratio	7/1/2023	12/31/2023	7/1/2023-12/31/2023
Investor Class	1.35%	$1,000.00	$1,018.40	$6.87
Advisor Class	1.94%	$1,000.00	$1,015.43	$9.86

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

The Gold Bullion Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2023

Independent Trustees

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee During Past 5 Years
Charles R. Ranson Born: 1947	Trustee	Indefinite, since November 2012	Principal, Ranson & Associates (business consultancy) (Since 2003);	23	Northern Lights Fund Trust IV (40 series) (Since July 2015)
Felix Rivera Born: 1963	Trustee	Indefinite, since November 2012	Managing Partner, Independent Channel Advisors, LLC consultancy Practice), (since January 2011)	23	Centerstone Investors Trust (2 series) (2016 to 2021), Alpha Alternative Assets Fund (since November 2022), Roundhill ETF Trust (since October 2023)
David Feldman Born: 1963	Trustee	Indefinite, Since September 2017	Independent Consultant (since January 2015). Head of Intermediary Sales, Baron Capital Inc. (February 2010 to December 2014)	23	None

1.	Unless otherwise specified, the mailing address of each Trustee is c/o Advisors Preferred Trust, 1145 Research Blvd., Suite 530, Rockville, MD 20850.

2.	The “Fund Complex” consists of the series of the Trust.

AP 12/31/23 v1

The Gold Bullion Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2023

Interested Trustees and Officers

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address [1] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
Catherine Ayers-Rigsby(3) Born: 1948	Trustee, Chairperson, President	Indefinite; since November 2012	CEO, Advisors Preferred, LLC (since April 2011); President, Ceros Financial Services, Inc. (broker/dealer) (since August 2009) ; President, Atcap Partners, LLC (investment adviser) (since July 2011)	23	None
Brian S. Humphrey(4) Born: 1972	Trustee	Indefinite; since November 2012	Managing Director, Ceros Financial Services, Inc (since January 2011);	23	None
Christine Casares Born: 1975	Treasurer	One Year; since May 2019	Vice President, Tax Administration, Ultimus Fund Solutions, LLC (since January 2016); Assistant Vice President, Tax Administration (February 2012 – January 2016)	N/A	N/A
Angela Holland Born: 1970	Chief Compliance Officer	One Year; since July 2020	Chief Compliance Officer, Advisors Preferred, LLC (since March 2022); Chief Compliance Officer, Ceros Financial Services, Inc. (since January 2016), Chief Compliance Office, AtCap Partners, LLC (investment adviser) (since March 2022) and Innovation X Advisors, Inc. (investment adviser) (since July 2022); Compliance Manager, Advisors Preferred, LLC (April 2012-March 2022); Compliance Manager, AtCap April 2012-March 2022)	N/A	N/A
Jimmy Chao Born: 1971	Assistant Treasurer	One Year; Since November 2017	Assistant Vice President, Fund Administration Ultimus Fund Solutions, LLC (since April 2012)	N/A	N/A
Jeff Meacham Born: 1976	Assistant Treasurer	One Year; since November 2021	Trader, Ceros Financial Services, Inc.	N/A	N/A
Daniel Gibson Born: 1984	Assistant Treasurer & Secretary	One Year; since November 2021; One Year; Since October 2022	Trader/Dealers & Commissions Specialist, Ceros Financial Services, Inc.	N/A	N/A
Teresa M. Ritchie Born: 1959	Assistant Secretary	One Year since October 2022	Legal Administration, Ultimus Fund Solutions, LLC since May 2012)	N/A	N/A

1.	The address of each Trustee is Advisors Preferred Trust, 1445 Research Blvd., Suite 530, Rockville, MD 20850. The address of D, Gibson, A. Holland and J. Meacham is Advisors Preferred Trust. The address of C. Casares, J. Chao, and T. Ritchie is Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

2.	The “Fund Complex” consists of the series of the Trust.

3.	Ms. Ayers-Rigsby is an interested Trustees because she is an officer of the Trust, an officer of the Trust’s investment adviser and an officer of the Trust’s principal underwriter.

4.	Mr. Humphrey is an interested Trustee because he is an officer of the Trust’s principal underwriter.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge by calling toll-free 1-855-650-7453.

AP 12/31/23 v1

PRIVACY NOTICE

Rev. May 2014

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-855-650-7453

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-650-QGLD(7453) or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-650-7453.

INVESTMENT ADVISOR
Advisors Preferred LLC
1445 Research Blvd., Suite 530
Rockville, MD 20850

SUB-ADVISOR
Flexible Plan Investments, Ltd.
3883 Telegraph Road, Suite 100
Bloomfield Hills, MI 48302

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

GOLD-AR23

(b) Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Felix Rivera is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rivera is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 - $14,000

2022 - $13,250

(b)	Audit-Related Fees

2023 – None

2022 - None

(c)	Tax Fees

2023 - $3,000

2022 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 – None

2022 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	2023	2022
Audit-Related Fees:	100%	100%
Tax Fees:	100%	100%
All Other Fees:	100%	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $3,000

2022 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Preferred Trust

By (Signature and Title)

/s/ Catherine Ayers-Rigsby

Catherine Ayer-Rigsby, President/Principal Executive Officer

Date 3/4/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Catherine Ayers-Rigsby

Catherine Ayers-Rigsby, President/Principal Executive Officer

Date 3/4/24

By (Signature and Title)

/s/ Christine Casares

Christine Casares, Treasurer/Principal Financial Officer

Date 3/4/24